SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 30, 2005
GOVERNMENT PROPERTIES TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-31962	20-0611663

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Regency Circle, Suite 100, Omaha, Nebraska	68114

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(402) 391-0010
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant hereby amends the following items, financial statement, exhibits or other portions of its current Reports on Form 8-K dated June 30, 2005 and August 1, 2005, as filed on June 30, 2005 and August 1, 2005, respectively, and, to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b).

Item 2.01. Acquisition of Assets
On June 27, 2005, Government Properties Trust, Inc. (GPT) completed its previously announced acquisition of the Drug Enforcement Administration Special Testing Lab building at 22624 Dulles Summit Court, Sterling, Virginia (the Sterling DEA property) for approximately $19.5 million. The purchase price was determined through arms-length negotiations between GPT and the members of Loudoun Building LLC and Williams and Fulton Associates Limited Partnership, unrelated parties with an address at 560 Herndon Parkway, Herndon, VA. GPT funded the purchase price with cash on hand and the assumption of a mortgage loan from a financial institution in the amount of $15.8 million. The mortgage loan bears interest at a fixed rate of 7.98% with principal and interest payments due monthly through February 2020.
The Sterling DEA property, completed in March 2002, totals approximately 49,692 rentable square feet situated on approximately 6.8 acres. The Sterling DEA property is 100% leased by the federal government under a modified gross lease and is occupied by the US Drug Enforcement Administration. The current lease with the federal government expires in March 2020.
On July 27, 2005, Government Properties Trust, Inc. (GPT) completed its previously announced acquisition of the Internal Revenue Service (IRS) Annex at 145 Murall Drive, Martinsburg, West Virginia (the Martinsburg IRS property) for approximately $30.1 million. The purchase price was determined through arms-length negotiations between GPT and the partners of Martinsburg IRS Facility Limited Partnership, unrelated parties with an address at 6550 Rock Spring Drive, Bethesda, Maryland. GPT funded the purchase price with cash on hand and a mortgage loan from a financial institution in the amount of $19.6 million. The unpaid principal balance of the note bears interest at a rate of 5.24% per annum. Accrued interest only payments are due monthly through August 2006. Beginning in September 2006 and through July 2015, monthly payments are amortized on a 30-year schedule, with a balloon payment due in August 2015.
The Martinsburg IRS property, completed in 1996, totals approximately 122,475 rentable square feet situated on approximately 25 acres. The Martinsburg IRS property is 100% leased by the federal government under a modified net lease and is occupied by the IRS. The current lease with the federal government expires in July 2015.

Item 9.01. Financial Statements, Pro Forma Financial Information, and Exhibits
GOVERNMENT PROPERTIES TRUST, INC.
DEA Special Testing Lab – Sterling, Virginia
Statements of Revenue and Certain Expenses
For the Three Months Ended March 31, 2005 (Unaudited) and
For the Year Ended December 31, 2004
Report of Independent Registered Public Accounting Firm
The Board of Trustees of
Government Properties Trust, Inc.
We have audited the accompanying Statement of Revenue and Certain Expenses of DEA Special Testing Lab – Sterling, Virginia (the Property) for the year ended December 31, 2004. The Statement of Revenue and Certain Expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in Government Properties Trust, Inc.’s Current Report on Form 8-K as described in Note 2, and is not intended to be a complete presentation of the Property’s revenue and expenses.
In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 for the year ended December 31, 2004 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Chicago, Illinois
June 23, 2005

Government Properties Trust, Inc.
DEA Special Testing Lab – Sterling, Virginia
Statements of Revenue and Certain Expenses
For The Three Months Ended March 31 2005 (unaudited) and
For the Year Ended December 31, 2004

	Three Months
	Ended
	March 31, 2005	Year Ended
	(Unaudited)	December 31, 2004

Revenue
Rental income	$554,234	$2,215,413
Tenant reimbursements	22,801	106,950

	577,035	2,322,363

Certain Expenses
Maintenance	38,981	148,716
Cleaning	22,237	81,133
Management fees	12,859	46,338
Insurance	4,615	20,083
Real estate taxes	50,760	213,716
Other expenses	4,642	7,283

	134,094	517,269

Revenue in excess of certain expenses	$442,941	$1,805,094

     See accompanying notes.

DEA Special Testing Lab – Sterling, Virginia
Notes to Statements of Revenue and Certain Expenses
1. Description of the Property
The DEA Special Testing Lab – Sterling, Virginia (the Property), located at 22624 Dulles Summit Court, Sterling, Virginia is an office building that is 100% leased to the DEA (Drug Enforcement Agency) pursuant to a lease expiring in 2020.
2. Summary of Significant Accounting Policies
The accompanying statement of revenue and certain expenses for the year ended December 31, 2004 was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying financial statement is not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred in future operations of Property, have been excluded.
In the preparation of the statement of revenue and certain expenses in conformity with U.S. generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.
Rental income is recorded when due from the tenant under the term of the lease. The current supplemental lease agreement in place as of January 1, 2004 requires monthly rental payments totaling $184,331, subject to annual rent increases based on the Consumer Price Index. The base monthly rent in place as of December 31, 2004 and March 31, 2005 was $184,745 and $185,572, respectively. The lease also contains provisions to recover real estate taxes and certain operating expenses at an amount in excess of the tenant’s base year amount, as defined. Such revenue is included in tenant reimbursements in the statements of revenue and certain expenses.
3. Interim Period (unaudited)
The unaudited statement of revenue and certain expenses for the three months ended March 31, 2005, has been prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 2005 are not necessarily indicative of the results that may be expected for the year ending December 31, 2005.
4. Related Party Transactions
The Property pays an affiliate of one of its owners monthly fees for cleaning services provided. The Property paid $76,453 and $19,667, respectively, for the year ended December 31, 2004 and the three months ended March 31, 2005. Such amounts are included in cleaning expense in the respective statements of revenue and certain expenses.

GOVERNMENT PROPERTIES TRUST, INC.
IRS Computer Center Annex – Martinsburg, West Virginia
Statements of Revenue and Certain Expenses
For the Year Ended December 31, 2004
Report of Independent Registered Public Accounting Firm
The Board of Trustees of
Government Properties Trust, Inc.
We have audited the accompanying Statement of Revenue and Certain Expenses of IRS Computer Center Annex, Martinsburg, West Virginia (the Property) for the year ended December 31, 2004. The Statement of Revenue and Certain Expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in Government Properties Trust, Inc.’s Current Report on Form 8-K as described in Note 2, and is not intended to be a complete presentation of the Property’s revenue and expenses.
In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 for the year ended December 31, 2004 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Chicago, Illinois
June 21, 2005

Government Properties Trust, Inc.
IRS Computer center Annex – Martinsburg, West Virginia
Statements of Revenue and Certain Expenses
For The Three Months Ended March 31, 2005 (unaudited) and
For the Year Ended December 31, 2004

	Three Months	Year Ended
	Ended March 31,	December 31,
	2005 (unaudited)	2004

Revenue
Rental income	$730,025	$2,919,304

	730,025	2,919,304

Certain Expenses
Maintenance	1,900	1,995
Management fees	16,875	67,500
Insurance	14,094	55,084
Real estate taxes	35,699	142,000
Other expenses	79	4,281

	68,647	270,860

Revenue in excess of certain expenses	$661,378	$2,648,444

See accompanying notes.

IRS Computer Center Annex – Martinsburg, West Virginia
Notes to Statements of Revenue and Certain Expenses
1. Description of the Property
The Internal Revenue Service (IRS) Computer Center Annex – Martinsburg, West Virginia (the Property), located at Liberty Business Park, Murall Drive, Martinsburg, West Virginia is an office building that is 100% leased to the IRS pursuant to a triple net lease expiring in 2014.
2. Summary of Significant Accounting Policies
The accompanying statement of revenue and certain expenses for the year ended December 31, 2004 was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying financial statement is not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred in future operations of Property, have been excluded.
In the preparation of the statement of revenue and certain expenses in conformity with U.S. generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.
Rental income is recorded when due from the tenant under the term of the lease. The current lease requires monthly rental payments totaling $252,275 through the term of the lease, which includes a fixed annual amount of $250,000 to provide for real estate tax reimbursements, as defined. Actual real estate taxes below this fixed amount are refunded to the tenant and recorded as a reduction of rental income. During the three months ended March 31, 2005 and for the year ended December 31, 2004, such reductions in rental income totaled $26,800 and $107,996, respectively.
3. Interim Period (unaudited)
The unaudited statement of revenue and certain expenses for the three months ended March 31, 2005, has been prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 2005 are not necessarily indicative of the results that may be expected for the year ending December 31, 2005.
4. Related Party Transactions
The Property pays property management fees to an owner in the amount of $67,500 annually.

Pro Forma Consolidated Balance Sheet
(Unaudited)
The Sterling DEA property was acquired on June 27, 2005 and is reflected in the Company’s consolidated historical balance sheet at June 30, 2005. The accompanying unaudited Pro Forma Consolidated Balance Sheet of the Company is presented as if the Martinsburg IRS property had been acquired on June 30, 2005. This Pro Forma Consolidated Balance Sheet should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2004 and on Form 10-Q for the six months ended June 30, 2005. In management’s opinion, all adjustments necessary to reflect the acquisitions of the Martinsburg IRS property have been made. The following Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been assuming the above transactions had been consummated at June 30, 2005, nor does it purport to represent the future financial position of the Company.

GOVERNMENT PROPERTIES TRUST, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 2005
(UNAUDITED)

	Historical (A)	Martinsburg (B)	Pro Forma
ASSETS
Real estate at cost:
Land	$26,493,237	$3,200,000	$29,693,237
Buildings and improvements	231,651,712	23,658,402	255,310,114
Tenant origination costs	47,599,844	3,752,821	51,352,665
Real estate under development	3,751,181	—	3,751,181
Furniture and equipment	196,916	—	196,916

	309,692,890	30,611,223	340,304,113
Accumulated depreciation	(7,071,984)	—	(7,071,984)

	302,620,906	30,611,223	333,232,129
Cash and cash equivalents	24,524,349	(7,849,201)	16,675,148
Restricted cash escrows	19,632,475	835,171	20,467,646
Tenant receivables	3,182,770	—	3,182,770
Notes receivable from tenant	634,512	—	634,512
Deferred costs, net	2,226,325	30,510	2,256,835
Real estate deposits	3,514,581	(3,012,000)	502,581
Other assets	1,928,585	(254,555)	1,674,030

Total assets	$358,264,503	$20,361,148	$378,625,651

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts payable and accrued expenses	$4,743,087	$761,148	$5,504,235
Dividends payable	3,108,242	—	3,108,242
Mortgage notes payable (including premium of $1,482,178)	185,863,352	19,600,000	205,463,352

Total liabilities	193,714,681	20,361,148	214,075,829
Stockholders’ equity:
Common stock ($0.01 par value at December 31, 2004; 50,000,000 shares authorized, 20,695,567 and 975,552 shares issued and outstanding at December 31, 2004 and 2003, respectively)	205,771	—	205,771
Additional paid-in capital	188,760,833	—	188,760,833
Accumulated deficit	(23,048,517)	—	(23,048,517)
Accumulated other comprehensive loss	(1,368,265)	—	(1,368,265)

Total stockholders’ equity	164,549,822	—	164,549,822

Total liabilities and stockholders’ equity	$358,264,503	$20,361,148	$378,625,651

See accompanying notes.

Notes to Pro Forma Consolidated Balance Sheet
(Unaudited)
(A) Represents the historical consolidated balance sheet of the Company as of June 30, 2005.
(B) Reflects the acquisition and preliminary purchase price allocation of the Martinsburg IRS property on July 27, 2005 for a total purchase price of approximately $30.6 million. The amounts presented include the initial purchase price of $30.1 million and closing costs of $0.5 million and were allocated based on the fair market value of the assets acquired and liabilities assumed. The purchase price was funded with cash on hand and a mortgage loan from a financial institution in the amount of $19.6 million.

Pro Forma Consolidated Statements of Operations
(Unaudited)
The accompanying unaudited Pro Forma Consolidated Statements of Operations for the six month period ended June 30, 2005 and for the year ended December 31, 2004 of the Company is presented as if the Sterling DEA property, Martinsburg IRS property and other properties acquired in 2005 and 2004 (the Acquired Properties) had been acquired on January 1, 2004. These Pro Forma Consolidated Statements of Operations should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2004 and on Form 10-Q for the six months ended June 30, 2005. In management’s opinion, all adjustments necessary to reflect the above acquisitions have been made.
The unaudited Pro Forma Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations would have been for the six months ended June 30, 2005 and for the year ended December 31, 2004 assuming the above transactions had been consummated at January 1, 2004, nor does it purport to represent the future results of operations of the Company.

GOVERNMENT PROPERTIES TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(UNAUDITED)

			Martinsburg
				Acquired	Adjustments
	Historical (A)	Sterling (B)	(B)	Properties (B)	(C), (D)	Pro Forma
Revenue
Rental income	$9,091,592	$2,215,413	$2,919,304	$5,643,265	$—	$19,869,574
Tenant reimbursements and other	366,727	106,950	—	567,032	—	1,040,709

Total revenue	9,458,319	2,322,363	2,919,304	6,210,297	—	20,910,283
Expenses
Property operations	1,849,838	303,553	128,860	1,285,081	—	3,567,332
Real estate taxes	964,934	213,716	142,000	790,222	—	2,110,872
Depreciation and amortization	2,649,747	—	—	—	5,118,735	7,768,482
General and administrative	4,020,414	—	—	—	—	4,020,414

Total expenses	9,484,933	517,269	270,860	2,075,303	5,118,735	17,467,100

Operating (loss) income	(26,614)	1,805,094	2,648,444	4,134,994	(5,118,735)	3,443,183
Other income (expense)
Interest income	1,719,925	—	—	—	—	1,719,925
Interest expense	(2,481,219)	—	—	—	(7,133,375)	(9,614,594)
Expense from issuance and exercise of warrant	(2,097,900)	—	—	—	—	(2,097,900)
Amortization of deferred financing fees	(271,595)	—	—	—	(123,094)	(394,689)

(Loss) income from continuing operations	$(3,157,403)	$1,805,094	$2,648,444	$4,134,994	$(12,375,204)	$(6,944,075)

(Loss) income per share from continuing operations (basic and diluted)	$(0.16)					$(0.33)

Weighted average shares outstanding (basic and diluted)	19,071,652				1,623,915	20,695,567

See accompanying notes.

GOVERNMENT PROPERTIES TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005
(UNAUDITED)

			Martinsburg
				Acquired	Adjustments
	Historical (A)	Sterling (B)	(B)	Properties (B)	(C), (D)	Pro Forma
Revenue
Rental income	$10,465,101	$1,082,929	$1,460,050	$1,406,108	$—	$14,414,188
Tenant reimbursements and other	311,773	45,602	—	158,228	—	515,603

Total revenue	10,776,874	1,128,531	1,460,050	1,564,336	—	14,929,791
Expenses
Property operations	1,978,450	163,763	65,896	231,734	—	2,439,843
Real estate taxes	1,025,069	99,295	71,398	98,075	—	1,293,837
Depreciation and amortization	3,664,837	—	—	—	2,216,729	5,881,566
General and administrative	2,340,909	—	—	—	—	2,340,909

Total expenses	9,009,265	263,058	137,294	329,809	2,216,729	11,956,155

Operating (loss) income	1,767,609	865,473	1,322,756	1,234,527	(2,216,729)	2,973,636
Other income (expense)
Interest income	1,098,934	—	—	—	—	1,098,934
Interest expense	(3,470,677)	—	—	—	(2,097,406)	(5,568,083)
Amortization of deferred financing fees	(168,113)	—	—	—	(23,392)	(191,505)

(Loss) income from continuing operations	$(772,247)	$865,473	$1,322,756	$1,234,527	$(4,337,527)	$(1,687,018)

(Loss) income per share from continuing operations (basic and diluted)	$(0.04)					$(0.08)

Weighted average shares outstanding (basic and diluted)	20,556,391				165,405	20,721,796

See accompanying notes.

Notes to Pro Forma Consolidated Statement of Operations
(Unaudited)
(A) Represents the historical consolidated statements of operations of the Company.
(B) Represents the historical operations for the Sterling DEA property, Martinsburg IRS property and the Acquired Properties prior to the Company’s date of acquisition. Audited historical financial information for the Sterling DEA property and the Martinsburg IRS property are included in this report on Form 8-K/A.
(C) Represents pro forma adjustments related to the Company’s ownership of the Acquired Properties prior to its date of acquisition:

	Adjustments For	Adjustments For
	Six Months Ended	Year Ended
	June 30,	December 31,
	2005	2004
Depreciation and amortization (1)
Sterling DEA	$299,337	$650,280
Martinsburg IRS	494,130	988,260
Acquired Properties	1,423,262	3,480,195

Total depreciation and amortization expense	$2,216,729	$5,118,735

Interest expense (2)
Sterling DEA (net of amortization of premium on mortgage)	$(563,060)	$(1,156,056)
Martinsburg IRS	(513,520)	(1,027,040)
Acquired Properties	(1,020,826)	(4,950,279)

Total interest expense	$(2,097,406)	$(7,133,375)

Amortization of deferred financing fees (2)
Martinsburg IRS	$(1,551)	$(3,103)
Acquired Properties	(21,841)	(119,991)

Total amortization of deferred financing fees	$(23,392)	$(123,094)

(1)	Represents estimated depreciation and amortization of the acquired properties based upon the preliminary purchase price allocations in accordance with our depreciation and amortization policy.

(2)	Represents estimated interest expense for the individual Acquired Properties’ mortgage debt, the stated interest rate and amortization of deferred loan fees.
(D) Represents pro forma adjustment of 1,623,915 and 165,405 related to weighted average shares outstanding to reflect the total number of shares outstanding as of December 31, 2004 and June 30, 2005, respectively.

(C) Exhibits
     The following exhibit is included in this Report:
     Exhibit 23.1      Consent of Ernst & Young LLP

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES TRUST, INC.

Date: August 30, 2005	By:	/s/ Nancy D. Olson

Nancy D. Olson
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP